UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-23216

FS Series Trust
(Exact name of registrant as specified in charter)

201 Rouse Boulevard, Philadelphia, Pennsylvania	19112
(Address of principal executive officers)	(Zip code)

Michael C. Forman
FS Series Trust
201 Rouse Boulevard
Philadelphia, Pennsylvania 19112
(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1185
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1.   Reports to Shareholders.
The annual report (the “Annual Report”) of FS Multi-Strategy Alternatives Fund (the “Fund”), a series of FS Series Trust (the “Trust”) for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017 transmitted to shareholders pursuant to Rule 30e-l promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

FS Multi-Strategy Alternatives Fund
a series of FS Series Trust
2017
Annual Report

Annual Report for the Period from May 16, 2017 (Commencement of Operations) through December 31, 2017

Management’s Discussion of Fund Performance (Unaudited)
Dear Shareholder:
The Fund returned +1.9% (Class I shares) since inception on May 16, 2017 (Commencement of Operations) through December 31, 2017. The Fund realized 2.39% annualized daily volatility and a -0.03 correlation to equities. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (tracks the performance of the U.S. dollar-denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with remaining term to final maturity of less than 3 months) and the HFRX Global Hedge Fund Index (a measure of hedge fund performance), the two benchmarks for the Fund, had positive returns of  +0.65% and +3.51% over this time period.
The Fund invests across the four main liquid alternative category types:
•
Equity Hedge: Seeks to generate positive absolute returns by long and short investing, based on fundamental evaluations, research and various analytical measurements in equity and equity-related investments.

•
Relative Value: Seeks to identify and benefit from price discrepancies between related assets (assets that share a common financial factor, such as interest rates, an issuer or an index).

•
Global Macro: Seeks to analyze macroeconomic variables to forecast future moves in global asset prices. A variety of different trading and investing styles can be utilized to identify opportunities across an unconstrained universe of markets and investments.

•
Event Driven: Seeks to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. Event Driven investing involves taking a view on the likelihood and potential outcome of certain types of corporate events.

The Fund follows a “hybrid” investment approach — allocating to both skilled hedge fund managers for Alpha and rules-based alternative beta strategies for long/short sources of return that be captured systematically. This approach reflects the view that some strategies lend themselves to active management and others may be more fitting for a passive, rules-based approach. These strategies trade long and short across different asset groups: stocks of major developed markets, country indices, bond futures, interest rate futures, currencies, convertible bonds, and credit securities.
Performance this year was driven by modest contributions across most strategies in the portfolio. Alternative beta strategies and managers, contributed +1.04% and +0.79% over the period. All four of the strategy categories: relative value, event driven, equity hedge and global macro, also generated positive returns. Performance was led by the Event Driven and Equity Hedge categories. Within Event Driven, the Fund’s Merger Arbitrage strategy was bolstered by a backdrop of strong merger activity and solid deal selection. Equity Hedge also contributed meaningfully, led by exposure to the Momentum factor, a stock selection strategy that buys stocks that have recently outperformed and sells stocks that have recently underperformed. This factor performed well across geographies over the period.
While the Fund delivered strong risk-adjusted the returns, the overall magnitude of returns were muted by a relatively benign market environment with very low volatility. For the year ended December 31, 2017, the realized volatility of the S&P 500 was 6.7%, the second lowest on record. The most widely cited measure of implied volatility, the VIX, closed at an all-time record low of 9.14 points on November 3, 2017. The Fund is intended to participate in an environment of this nature, but given the market neutral implementation of many of the strategies it is not designed to deliver equity market returns.
Sincerely,
Michael Kelly
Greg Bassuk
Scott Burr
Stephen Nelb

Management’s Discussion of Fund Performance (Unaudited) — (Continued)

Value of a $10,000 Investment Since Inception at Net Asset Value
Cumulative Total Return
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
FSMSX (Class I)	1.90%
FSMMX (Class A) with Full Sales Load	-4.05%
BofA Merrill Lynch U.S. 3-Month T-Bill	0.66%
HFRX Global Hedge Fund Index	3.51%
Performance quoted represents past performance, which may be higher or lower than current performance. Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original costs. The returns shown do not reflect taxes that an investor would pay on Fund distributions or on the sale of Fund shares. To obtain the most recent month-end performance, visit www.fsinvestments.com.

Shareholder Fee Example (Unaudited)
Fund Expenses — for the period from July 1, 2017 through December 31, 2017 (Unaudited)
Example:   As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase; and (2) ongoing costs, including management fees; distribution and/or service fees (12b-1 fees); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual and hypothetical expense example is based on an investment of  $1,000 invested at the beginning of a six month period and held through the year ended December 31, 2017.
Actual Expenses:   The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes:   The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual Fund return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period*	Annualized Net Expense Ratio**
Actual
Class A Shares^	$1,000.00	$1,008.90	$3.93	0.78%
Class I Shares^	$1,000.00	$1,009.90	$2.68	0.53%
	Beginning Account Value (7/1/17)	Ending Account Value (12/31/17)	Expenses Paid During the Period*	Annualized Net Expense Ratio**
Hypothetical (5% annual return before expenses)
Class A Shares^	$1,000.00	$1,021.29	$3.96	0.78%
Class I Shares^	$1,000.00	$1,022.54	$2.70	0.53%

^
Class commenced operations on May 16, 2017

*
Expenses are calculated using to the Fund’s annualized expense ratio for the indicated Class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on July 1, 2017.

**
Annualized ratio of expenses to average net assets for the period from July 1, 2017 through December 31, 2017. The expense ratio includes the effect of expenses waived or reimbursed by FS Fund Advisor, LLC, the Fund’s investment adviser.

Report of Independent Registered Public Accounting Firm
The Shareholders and Board of Trustees of FS Multi-Strategy Alternatives Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of FS Multi-Strategy Alternatives Fund (the “Fund”) (the sole series of FS Series Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2017, and the related consolidated statements of operations, changes in net assets and cash flows and the consolidated financial highlights for the period from May 16, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund (the sole series of FS Series Trust) at December 31, 2017, the consolidated results of its operations, changes in its net assets and its cash flows and its consolidated financial highlights for the period from May 16, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodians and others. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as auditor of one or more FS Investments investment companies since 2013.
Philadelphia, Pennsylvania
March 1, 2018

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments
As of December 31, 2017
(in thousands, except share amounts)
Portfolio Company(a)	Footnotes	Industry	Par(b)	Cost	Fair Value(c)
Corporate Bonds — 21.4%
Actuant Corp., 5.6%, 6/15/2022		Miscellaneous Manufacturing	$200	$205	$205
AECOM Co., 5.8%, 10/15/2022		Engineering & Construction	325	340	340
AK Steel Corp., 7.5%, 7/15/2023		Iron/Steel	200	216	217
AMC Entertainment Holdings, Inc., 5.9%, 2/15/2022		Entertainment	25	26	25
Amkor Technology, Inc., 6.4%, 10/1/2022		Semiconductors	450	465	464
Andeavor Co., 5.4%, 10/1/2022		Oil & Gas	127	131	131
APX Group, Inc., 7.6%, 9/1/2023		Commercial Services	200	212	212
Beacon Roofing Supply, Inc., 6.4%, 10/1/2023		Distribution/Wholesale	200	212	213
Caesars Growth Properties Holdings LLC / Caesars Growth Properties Finance, Inc., 9.4%, 5/1/2022		Lodging	100	107	108
Carrizo Oil & Gas, Inc., 7.5%, 9/15/2020		Oil & Gas	231	236	236
CCO Holdings LLC / CCO Holdings Capital Corp., 5.1%, 2/15/2023		Media	300	308	307
Century Communities, Inc., 6.9%, 5/15/2022		Home Builders	75	79	79
Clear Channel Worldwide Holdings, Inc., 7.6%, 3/15/2020		Media	158	159	155
Cott Beverages, Inc., 5.4%, 7/1/2022		Beverages	125	129	130
DaVita, Inc., 5.8%, 8/15/2022	(d)	Healthcare – Services	257	265	265
DISH DBS Corp., 6.8%, 6/1/2021		Media	274	297	289
EnPro Industries, Inc., 5.9%, 9/15/2022		Miscellaneous Manufacturing	350	366	367
Envision Healthcare Corp., 5.6%, 7/15/2022		Healthcare – Services	200	202	203
Frontier Communications Corp., 7.1%, 3/15/2019		Telecommunications	15	16	14
General Cable Corp., 5.8%, 10/1/2022		Electrical Computer & Equipment	175	180	182
Genesis Energy LP / Genesis Energy Finance Corp., 6.5%, 10/1/2025		Pipelines	175	179	178
Genesis Energy LP / Genesis Energy Finance Corp., 6.8%, 8/1/2022		Pipelines	75	78	78
HCA, Inc., 5.4%, 2/1/2025		Health care – Services	200	208	208
HRG Group, Inc., 7.8%, 1/15/2022	(d)	Holding Companies – Diversified	400	419	416
IAC Finance Co, Inc., 0.9%, 10/1/2022	(e)	Internet	500	547	533
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Par(b)	Cost	Fair Value(c)
Icahn Enterprises LP / Icahn Enterprises Finance Corp., 6.0%, 8/1/2020		Private Equity	$300	$309	$309
II-VI, Inc., 0.3%, 9/1/2022	(e)	Electronics	36	38	44
Iron Mountain, Inc., 5.8%, 8/15/2024		Real Estate Investment Trusts	300	307	304
iStar, Inc., 4.6%, 9/15/2020		Real Estate Investment Trusts	350	357	356
Level 3 Communications, Inc., 5.8%, 12/1/2022		Telecommunications	150	153	151
Level 3 Financing, Inc., 6.1%, 1/15/2021		Telecommunications	250	255	255
LIN Television Corp., 5.9%, 11/15/2022		Media	250	260	260
M/I Homes, Inc., 5.6%, 8/1/2025		Home Builders	100	102	102
Marriott Vacations Worldwide Corp., 1.5%, 9/15/2022	(e)	Entertainment	24	24	27
Mercer International, Inc., 7.8%, 12/1/2022		Forest Products & Paper	125	133	133
NRG Energy, Inc., 6.3%, 7/15/2022		Electric	200	209	208
NuStar Logistics LP, 4.8%, 9/1/2020		Pipelines	234	238	239
Pactiv LLC, 8.0%, 12/15/2025		Packaging & Containers	150	171	171
Penske Automotive Group, Inc., 5.8%, 10/1/2022		Retail	275	283	284
Pitney Bowes, Inc., 3.6%, 9/15/2020		Office/Business Equipment	75	75	74
Ply Gem Industries, Inc., 6.5%, 2/1/2022	(d)	Building Materials	350	365	363
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu, 5.8%, 10/15/2020		Packaging & Containers	339	345	345
Rite Aid Corp., 6.8%, 6/15/2021		Retail	268	275	266
Ruby Tuesday, Inc., 7.6%, 5/15/2020		Retail	150	154	153
Sinclair Television Group, Inc., 6.1%, 10/1/2022		Media	200	206	207
Spectrum Brands, Inc., 6.6%, 11/15/2022		Household Products/ Wares	200	208	208
Springs Industries, Inc., 6.3%, 6/1/2021		Textiles	125	129	128
Sprint Corp., 7.3%, 9/15/2021		Telecommunications	200	212	212
Sprint Corp., 7.6%, 2/15/2025		Telecommunications	200	222	209
TransDigm, Inc., 6.5%, 7/15/2024		Aerospace/Defense	100	102	103
TransDigm, Inc., 5.5%, 10/15/2020		Aerospace/Defense	250	253	254
Tribune Media Co., 5.9%, 7/15/2022		Media	225	232	232
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Par(b)	Cost	Fair Value(c)
Uniti Group, Inc. / CSL Capital LLC, 8.3%, 10/15/2023		Real Estate Investment Trusts	$100	$105	$97
William Lyon Homes, Inc., 7.0%, 8/15/2022	(d)	Home Builders	350	363	362
Total Corporate Bonds				11,667	11,611
Convertible Bonds – 12.4%
Apollo Commercial Real Estate Finance, Inc., 4.75%, 8/23/2022		Real Estate Investment Trusts	324	329	330
Arbor Realty Trust, Inc., 5.38%, 11/15/2020		Real Estate Investment Trusts	106	107	108
Ares Capital Corp., 3.75%, 2/1/2022	(e)	Investment Company Security	162	162	167
Cleveland-Cliffs, Inc., 1.50%, 1/15/2025		Iron/Steel	56	56	62
Ctrip.com International Ltd., 1.00%, 7/1/2020		Internet	600	654	632
DHT Holdings, Inc., 4.50%, 10/1/2019		Transportation	500	498	493
Empire State Realty OP LP, 2.63%, 8/15/2019	(e)	Real Estate Investment Trusts	177	195	197
Envestnet, Inc., 1.75%, 12/15/2019		Software	300	311	314
Euronet Worldwide, Inc., 1.50%, 10/1/2044		Commercial Services	49	66	60
Insulet Corp., 1.25%, 9/15/2021		Healthcare – Products	93	109	122
InterDigital, Inc., 1.50%, 3/1/2020		Telecommunications	200	235	240
Invacare Corp., 5.00%, 2/15/2021		Healthcare – Products	212	237	260
iStar, Inc., 3.13%, 9/15/2022	(e)	Real Estate Investment Trusts	73	74	73
Medicines Co., 2.50%, 1/15/2022		Biotechnology	144	185	154
National Health Investors, Inc., 3.25%, 4/1/2021		Real Estate Investment Trusts	23	26	26
Pattern Energy Group, Inc., 4.00%, 7/15/2020		Energy – Alternate Sources	300	304	306
Quidel Corp., 3.25%, 12/15/2020		Healthcare – Products	45	57	69
Quotient Technology, Inc., 1.75%, 12/1/2022	(e)	Internet	64	64	63
Radius Health, Inc., 3.00%, 9/1/2024		Biotechnology	400	350	377
Redwood Trust, Inc., 4.75%, 8/15/2023		Real Estate Investment Trusts	332	329	322
ServiceNow, Inc., 0.00%, 6/1/2022	(e) (f)	Software	45	46	52
Sucampo Pharmaceuticals, Inc., 3.25%, 12/15/2021		Pharmaceuticals	351	432	426
Tesla, Inc., 2.38%, 3/15/2022		Auto Manufacturers	175	223	205
Teva Pharmaceutical Finance Co. LLC, 0.25%, 2/1/2026		Pharmaceuticals	354	312	313
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Par(b)	Cost	Fair Value(c)
Twitter, Inc, 1.00%, 9/15/2021		Internet	$652	$605	$607
United Microelectronics Corp., 0.00%, 5/18/2020	(f)	Semiconductors	400	444	430
Vishay Intertechnology, Inc., 2.25%, 5/15/2041		Electronics	250	276	308
Weibo Corp., 1.25%, 11/15/2022	(e)	Internet	23	23	25
Total Convertible Bonds				6,709	6,741

Portfolio Company(a)	Footnotes	Industry	Shares	Cost	Fair Value(c)
Preferred Equity – 0.2%
2017 Mandatory Exchangeable Trust, 5.19%	(e)	Diversified Financial Services	1,127	$114	$113
Total Preferred Equity				114	113

Portfolio Company(a)	Footnotes	Yield	Shares	Cost	Fair Value(c)
Short-Term Investments – 48.4%
State Street Institutional Treasury Plus Money Market Fund – Institutional Class	(g)	1.19%	26,220,830	$26,221	$26,221
Total Short-Term Investments				26,221	26,221

Portfolio Company(a)	Counterparty	Footnotes	Industry	Contracts	Amortized Cost	Fair Value(c)
Call Options Purchased – 0.0%
Nuance Communications, Inc., $15.0, 1/18/2018	Morgan Stanley	(x)	Software	16	$1	$3
Veeco Instruments, Inc., $17.0, 1/18/2018	Morgan Stanley	(x)	Semiconductors	12	1	—
Total Call Options Purchased					2	3
Put Options Purchased – 0.0%
Altaba, Inc., $67.5, 1/18/2018	Morgan Stanley	(x)	Investment Company Security	6	1	1
Apollo Commercial Real Estate, $17.5, 2/18/2018	Morgan Stanley	(x)	Real Estate Investment Trusts	20	—	—
Hannon Armstrong Sustainable, $20.0, 1/18/2018	Morgan Stanley	(x)	Real Estate Investment Trusts	12	—	—
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Counterparty	Footnotes	Industry	Contracts	Cost	Fair Value(c)
Istar, Inc., $11.0, 1/18/2018	Morgan Stanley	(x)	Real Estate Investment Trusts	15	$1	$—
Total Purchased Options					2	1
TOTAL INVESTMENTS – 82.4%					$44,715	$44,690
Other Assets in Excess of Liabilities – 17.6%						9,557
Net Assets – 100.0%						$54,247

Investments Sold Short
Portfolio Company(a)	Footnotes	Industry	Par(b)	Cost	Fair Value(c)
Corporate Bonds Sold Short – (1.0)%
AMC Entertainment Holdings, Inc., 5.9%, 11/15/16		Entertainment	$(100)	$(98)	$(99)
CF Industries, Inc., 3.5%, 6/1/23		Chemicals	(80)	(79)	(79)
DISH DBS Corp., 7.8%, 7/1/26		Media	(57)	(67)	(60)
Fly Leasing LTD., 5.3%, 10/15/24		Diversified Financial Services	(200)	(201)	(201)
MGM Resorts International, 4.6%, 9/1/26		Lodging	(100)	(100)	(101)
Total Corporate Bonds Sold Short				$(545)	$(540)

Portfolio Company(a)	Footnotes	Industry	Shares	Cost	Fair Value(c)
Common Stocks Sold Short – (5.3)%
Apollo Commercial Real Estate Finance, Inc.		Real Estate Investment Trusts	(2,810)	$(51)	$(52)
Arbor Realty Trust, Inc.		Real Estate Investment Trusts	(2,928)	(25)	(25)
Ares Capital Corp.		Investment Companies	(1,599)	(27)	(25)
Cleveland-Cliffs, Inc.		Iron/Steel	(4,705)	(29)	(34)
Ctrip.com International Ltd.		Internet	(4,856)	(233)	(214)
DHT Holdings, Inc.		Transportation	(12,784)	(49)	(46)
Empire State Realty Trust, Inc.		Real Estate Investment Trusts	(5,493)	(114)	(113)
Envest net, Inc.		Software	(2,856)	(142)	(142)
Euronet Worldwide, Inc.		Commercial Services	(480)	(46)	(40)
IAC/Inter Active Corp.		Internet	(1,957)	(260)	(239)
II-VI, Inc.		Electronics	(197)	(8)	(9)
Insulet Corp.		Healthcare – Products	(1,290)	(79)	(89)
InterDigital, Inc.		Telecommunications	(1,800)	(134)	(137)
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Shares	Cost	Fair Value(c)
Invacare Corp.		Healthcare – Products	(8,833)	$(132)	$(149)
iStar, Inc.		Real Estate Investment Trusts	(2,373)	(28)	(27)
Marriott Vacations Worldwide Corp.		Entertainment	(97)	(12)	(13)
Medicines Co.		Biotechnology	(2,598)	(101)	(71)
National Health Investors, Inc.		Real Estate Investment Trusts	(201)	(16)	(15)
New York Times Co.		Media	(4,505)	(81)	(83)
Pattern Energy Group, Inc.		Energy – Alternate Sources	(3,028)	(67)	(65)
Quidel Corp.		Healthcare – Products	(1,123)	(42)	(49)
Quotient Technology, Inc.		Internet	(1,638)	(20)	(19)
Radius Health, Inc.		Biotechnology	(5,410)	(150)	(172)
Redwood Trust, Inc.		Real Estate Investment Trusts	(5,089)	(82)	(75)
ServiceNow, Inc.		Software	(211)	(23)	(28)
Sucampo Pharmaceuticals, Inc.		Pharmaceuticals	(15,856)	(275)	(285)
Tesla, Inc.		Auto Manufacturers	(391)	(144)	(122)
Teva Pharmaceutical Industries Ltd.		Pharmaceuticals	(2,446)	(44)	(46)
United Microelectronics Corp.		Semiconductors	(88,116)	(227)	(211)
Vishay Intertechnology, Inc.		Electronics	(12,225)	(224)	(254)
Weibo Corp.		Internet	(104)	(10)	(11)
Total Common Stocks Sold Short				$(2,875)	$(2,860)
Total Securities Sold Short				$(3,420)	$(3,400)

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Total Return Equity Swaps(h) –  0.1%
Counterparty	Fund receives	Fund pays	Expiration Date	Notional amount	Fair Value(c)	Premium Received (paid)	Unrealized appreciation	Unrealized depreciation
Deutsche Bank	F -0.4%	Interdigital, Inc.	10/6/2018	159	$(3)	$—	$—	$3
Deutsche Bank	F -0.4%	Workday Inc.	10/12/2018	232	4	—	4	—
Deutsche Bank	F -0.4%	Lending Tree, Inc.	10/12/2018	243	3	—	3	—
Deutsche Bank	F -0.4%	Hubspot, Inc.	10/13/2018	207	6	—	6	—
Deutsche Bank	F -0.4%	DISH Network Corp.	10/16/2018	136	3	—	3	—
Deutsche Bank	F -0.4%	Insulet Corp.	10/16/2018	204	(2)	—	—	2
Deutsche Bank	F -0.4%	Hannon Armstrong Sustainable Infrastructure	10/16/2018	73	—	—	—	—
Deutsche Bank	F -0.4%	Liberty Media Corp.	10/19/2018	384	13	—	13	—
Deutsche Bank	F -0.4%	AMAG Pharmaceuticals Inc.	10/23/2018	60	5	—	5	—
Deutsche Bank	F -0.4%	Starwood Property Trust, Inc.	10/23/2018	63	1	—	1	—
Deutsche Bank	F -0.4%	Apollo Commercial Real Estate Finance, Inc.	10/26/2018	77	1	—	1	—
Deutsche Bank	F -0.4%	J2 Global, Inc.	10/27/2018	384	7	—	7	—
Deutsche Bank	F -0.4%	Tesla, Inc.	10/31/2018	55	5	—	5	—
Deutsche Bank	F -0.4%	Servicenow, Inc.	11/3/2018	310	(2)	—	—	2
Deutsche Bank	F -0.4%	Nuance Communications	11/8/2018	109	3	—	3	—
Deutsche Bank	F -0.4%	Altaba, Inc.	11/17/2018	575	3	—	3	—
Deutsche Bank	One Month LIBOR – 0.4%	51Job, Inc.	12/1/2018	650	(12)	—	—	12
Deutsche Bank	One Month LIBOR – 0.4%	Veeco Instruments, Inc.	12/7/2018	78	5	—	5	—
Deutsche Bank	DHT Holdings, Inc.	One Month LIBOR + 0.0%	12/18/2018	5	—	—	—	—
Deutsche Bank	F -0.4%	II-VI, Inc., 4.5%, 09/15/2047	10/6/2018	118	(5)	—	—	5
Deutsche Bank	F -0.4%	Nice Ltd., 2.3%, 02/15/2018	10/6/2018	540	(18)	—	—	18
Deutsche Bank	F -0.4%	World Wrestling Entertainment, 2.8%, 02/08/2018	10/10/2018	450	26	—	26	—
Deutsche Bank	F -0.4%	Aerojet Rocketdyne Holdings, Inc., 0%, 02/01/2018	11/8/2018	311	5	—	5	—
Deutsche Bank	One Month LIBOR – 0.4%	Golar LNG Ltd.	10/24/2018	202	(16)	—	—	16
Total					$32	$—	$90	$58

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Total Return Debt Swaps(h) – 0.1%
Counterparty	Fund receives	Fund pays	Expiration Date	Notional amount	Fair Value(c)	Premium received (paid)	Unrealized appreciation	Unrealized depreciation
Deutsche Bank	Workday Inc., 1.5%, 07/15/2020	One Month LIBOR + 0.9%	10/12/2018	221	$(4)	$4	$—	$—
Deutsche Bank	LendingTree, Inc., 0.6%, 06/01/2022	One Month LIBOR + 0.9%	10/12/2018	176	1	6	7	—
Deutsche Bank	Interdigital, Inc., 1.5%, 03/01/2020	One Month LIBOR + 0.9%	10/12/2018	250	3	2	5	—
Deutsche Bank	Hubspot, Inc., 0.3%, 06/01/2022	One Month LIBOR + 0.9%	10/13/2018	313	—	—	—	—
Deutsche Bank	Hannon Armstrong Sustainable Infrastructure, 4.1%, 09/01/2022	One Month LIBOR + 0.9%	10/16/2018	250	1	—	1	—
Deutsche Bank	DISH Network Corp., 3.4%, 08/15/2026	One Month LIBOR + 0.9%	10/16/2018	268	(2)	1	—	1
Deutsche Bank	Liberty Media Corp., 1%, 01/30/2023	One Month LIBOR + 0.9%	10/19/2018	550	(8)	3	—	5
Deutsche Bank	Starwood Property Trust, Inc., 4.4%, 04/01/2023	One Month LIBOR + 0.9%	10/23/2018	450	(4)	—	—	4
Deutsche Bank	AMAG Pharmaceuticals Inc., 3.3%, 06/01/2022	One Month LIBOR + 0.9%	10/23/2018	198	(4)	(1)	—	5
Deutsche Bank	Apollo Commercial Real Estate Finance, Inc., 4.8%, 08/23/2022	One Month LIBOR + 0.8%	10/26/2018	250	(2)	—	—	2
Deutsche Bank	World Wrestling Entertainment, 3.4%, 12/15/2023	One Month LIBOR + 0.9%	10/10/2018	450	(22)	8	—	14
Deutsche Bank	Tesla, Inc., 0.25%, 03/01/2019	One Month LIBOR + 0.9%	10/31/2018	112	(4)	—	—	4
Deutsche Bank	Nuance Communications, 1.3%, 04/01/2025	One Month LIBOR + 0.9%	11/8/2018	231	(4)	—	—	4
Deutsche Bank	II-VI, Inc., 0.3%, 09/01/2022	One Month LIBOR – 0.4%	10/6/2018	161	7	1	8	—
Deutsche Bank	51Job, Inc., 3.3%, 04/15/2019	One Month LIBOR + 0.9%	12/1/2018	500	24	8	32	—
Deutsche Bank	J2 Global Communications, 3.3%, 06/15/2029	One Month LIBOR + 0.9%	10/27/2018	500	(6)	5	—	1
Deutsche Bank	Veeco Instruments, Inc., 2.7%, 01/15/2023	One Month LIBOR + 0.9%	12/7/2018	550	(16)	8	—	8
Deutsche Bank	Servicenow, Inc., 0%, 06/01/2022	One Month LIBOR + 0.9%	11/3/2018	505	1	3	4	—
Deutsche Bank	Golar LNG Ltd., 2.8%, 2/15/2022	F + 0.9%	10/24/2018	500	16	1	17	—
Deutsche Bank	Insulet Corporation, 1.3% 9/15/2021	One Month LIBOR + 0.9%	11/9/2018	233	1	—	1	—
Deutsche Bank	Aerojet Rocketdyne Holdings, 2.3%, 12/15/2023	One Month LIBOR + 0.9%	11/8/2018	350	4	—	4	—
Deutsche Bank	AMC Entertainment Inc., 5.9%, 02/15/2022	One Month LIBOR + 1.45%	11/17/2020	375	(3)	6	3	—
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Counterparty	Fund receives	Fund pays	Expiration Date	Notional amount	Fair Value(c)	Premium received (paid)	Unrealized appreciation	Unrealized depreciation
Deutsche Bank	Western Digital Corp., 10.5%, 04/01/2024	One Month LIBOR + 1.45%	11/17/2020	350	$(5)	$7	$2	$—
Deutsche Bank	CCO Holdings, 5.3%, 09/30/2022	One Month LIBOR + 1.45%	11/17/2020	126	(3)	3	—	—
Deutsche Bank	Altaba, Inc.	One Month LIBOR + 0.9%	11/17/2018	500	(5)	7	2	—
Deutsche Bank	Nice Ltd., 1.3%, 01/14/2024	One Month LIBOR + 0.9%	10/6/2018	675	1	6	7	—
Total					$(33)	$78	$93	$48

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Total Return Index Swaps – 0.0%
Counterparty	Fund receives	Fund pays	Expiration Date	Notional amount	Fair Value(c)	Premium received (paid)	Unrealized appreciation	Unrealized depreciation
Barclays Bank PLC	Total return on Barclays Atlantic Exceed + Index(i)	Fixed rate of 0.25%	5/16/18	6,810	$—	$—	$—	$—
Barclays Bank PLC	Total return on Barclays Cross Asset Trend Index – Bond Index(j)	Fixed rate of 0.55%	5/16/18	3,033	—	—	—	—
Barclays Bank PLC	Total return on Barclays Cross Asset Trend Index – Developed FX Index(k)	Fixed rate of 0.55%	5/16/18	1,213	—	—	—	—
Barclays Bank PLC	Total return on Barclays Cross Asset Trend Index – EM FX Index(1)	Fixed rate of 0.55%	5/16/18	1,820	—	—	—	—
Barclays Bank PLC	Total return on Barclays Cross Asset Trend Index – Equity Index(m)	Fixed rate of 0.55%	5/16/18	3,033	—	—	—	—
Barclays Bank PLC	Total return on Barclays Cross Asset Trend Index – Equity Volatility(n)	Fixed rate of 0.55%	5/16/18	638	—	—	—	—
Barclays Bank PLC	Total return on Barclays Cross Asset Trend Index – Money Market(o)	Fixed rate of 0.55%	5/16/18	3,033	—	—	—	—
Barclays Bank PLC	Total return on Barclays Trendstar + Alt Roll 2 Index(p)	Fixed rate of 0.70%	5/16/18	2,270	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Cross Asset Trend Risk Parity(q)	Fixed rate of 0.15%	5/16/18	337	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Cross Asset Trend Risk Parity(q)	Fixed rate of 0.15%	5/16/18	450	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Cross Asset Trend Risk Parity(q)	Fixed rate of 0.15%	5/18/18	600	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Cross Asset Trend Risk Parity(q)	Fixed rate of 0.15%	5/16/18	487	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Cross Asset Trend Risk Parity(q)	Fixed rate of 0.15%	5/16/18	1,875	1	—	1	—
Goldman Sachs International	Total return on Goldman Sachs Cross Asset Trend Risk Parity(q)	Fixed rate of 0.15%	9/20/18	506	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	5/16/18	2,500	—	—	—	—
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Counterparty	Fund receives	Fund pays	Expiration Date	Notional amount	Fair Value(c)	Premium received (paid)	Unrealized appreciation	Unrealized depreciation
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	9/20/18	400	$—	$—	$—	$—
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	5/18/18	650	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	5/16/18	600	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	5/16/18	450	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	8/29/18	675	—	—	—	—
Goldman Sachs International	Total return on Goldman Sachs Equity Factor Index World(r)	Fixed rate of 0.40%	8/29/18	400	—	—	—	—
JP Morgan Chase Bank, N.A.	Total return on J. P. Morgan Government Bond Carry-to-Risk Index(s)	Fixed rate of 0.45%	5/16/18	2,270	—	—	—	—
Morgan Stanley Capital Services LLC	Total return on Morgan Stanley Equity Risk Premia Multi-Factor Index(t)	Fixed rate of 0.80%	5/16/18	5,602	—	—	—	—
Morgan Stanley Capital Services LLC	Total return on Morgan Stanley eVol Hedge Index(u)	Fixed rate of 0.50%	5/16/18	1,134	—	—	—	—
Morgan Stanley Capital Services LLC	Total return on Morgan Stanley Tactical Long Side Factor Index(v)	Fixed rate of 0.15%	5/16/18	1,655	—	—	—	—
Societe Generale	Total return on Societe Generale International Merger Arbitrage Premia Index(w)	One Month LIBOR + 0.42%	6/5/18	9,080	—	—	—	—
Total					$1	$—	$1	$—
Total					$—	$78	$184	$106

(a)
Security may be an obligation of one or more entities affiliated with the named company.

(b)
Denominated in U.S. dollars unless otherwise noted.

(c)
Fair value as of December 31, 2017 is determined by the board of trustees of FS Series Trust (the “Trust’’). See Note 2 for information on the Fund’s policy regarding valuation of investments, fair value hierarchy and other significant accounting policies.

(d)
All or portion of security is pledged as collateral for short sales. Total market value of securities pledged as collateral on short sales amounts to $1,406, which represents approximately 2.6% of net assets as of December 31, 2017.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

(e)
Exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be deemed liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $1,294, which represents approximately 2.4% of net assets as of December 31, 2017.

(f)
Issued with a zero coupon.

(g)
Rate represents the seven-day yield as of December 31, 2017.

(h)
The Fund pays or receives periodic payments in accordance with the total return swap contracts depending on the performance of the reference index. On reset dates and on the expiration date of the swap contracts, the Fund will either receive from or pay to the counterparty an amount equal to the net of  (i) the accrued financing fees and (ii) the percentage change in price of the reference index times the notional amount.

(i)
Provides systematic excess return from money market term premium via a dynamic long/short strategy across global money market curves. Designed to perform across rates cycles and diversified across USD and GBP yield curves.

Top Underlying Components	Notional	Percentage of Notional
Futures
3MO EURO EURIBOR FUTURE Dec 18	6,810	100.00%
90 DAY EURO$ FUTURE Dec 18	(6,810)	-100.00%
(j)
Barclays Cross-Asset Trend constituent. Uses a rolling series of the most liquid front and deferred futures contracts across the six asset classes from all the major exchanges globally. Aims to provide a similar risk profile to Commodity Trading Advisers and derives performance through trend following diversification and low correlation to traditional asset classes.

Top Underlying Components	Notional	Percentage of Notional
Futures
US 2YR NOTE (CBT) FUTURE Mar 18	(3,033)	-100.00%
US 5YR NOTE (CBT) FUTURE Mar 18	(1,516)	-50.00%
US 10YR NOTE (CBT) FUTURE Mar 18	(758)	-25.00%
EURO-BUND FUTURE Mar 18	712	23.47%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

(k)
Barclays Cross-Asset Trend constituent. Uses a rolling series of the most liquid front and deferred futures contracts across the six asset classes from all the major exchanges globally. Aims to provide a similar risk profile to Commodity Trading Advisers and derives performance through trend following diversification and low correlation to traditional asset classes.

Top Underlying Components	Notional	Percentage of Notional
Futures
JPY/USD CURRENCY FUTURE Mar 18	(261)	-21.53%
CHF/USD CURRENCY FUTURE Mar 18	(254)	-20.94%
CAD/USD CURRENCY FUTURE Mar 18	(252)	-20.81%
SEK/USD CURRENCY FUTURE Mar 18	(251)	-20.68%
NOK/USD CURRENCY FUTURE Mar 18	(226)	-18.59%
(l)
Barclays Cross-Asset Trend constituent. Uses a rolling series of the most liquid front and deferred futures contracts across the six asset classes from all the major exchanges globally. Aims to provide a similar risk profile to Commodity Trading Advisers and derives performance through trend following diversification and low correlation to traditional asset classes.

Top Underlying Components	Notional	Percentage of Notional
Futures
IDR/USD CURRENCY FUTURE Feb 18	(483)	-26.56%
INR/USD CURRENCY FUTURE Feb 18	456	25.09%
KRW/USD CURRENCY FUTURE Mar 18	397	21.79%
PLN/USD CURRENCY FUTURE Mar 18	238	13.09%
MXN/USD CURRENCY FUTURE Mar 18	(225)	-12.34%
ZAR/USD CURRENCY FUTURE Mar 18	171	9.41%
(m)
Barclays Cross-Asset Trend constituent. Uses a rolling series of the most liquid front and deferred futures contracts across the six asset classes from all the major exchanges globally. Aims to provide a similar risk profile to Commodity Trading Advisers and derives performance through trend following diversification and low correlation to traditional asset classes.

Top Underlying Components	Notional	Percentage of Notional
Futures
S&P 500 INDEX FUTURE Mar 18	866	28.55%
FTSE 100 INDEX FUTURE Mar 18	578	19.07%
DAX INDEX FUTURE Mar 18	482	15.89%
NASDAQ 100 E-MINI INDEX FUTURE Mar 18	458	15.11%
SPI 200 INDEX FUTURE Mar 18	397	13.10%
NIKKEI 225 (OSE) INDEX FUTURE Mar 18	352	11.61%
MSCI TAIWAN INDEX FUTURE Jan 18	(152)	-5.03%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

(n)
Barclays Cross-Asset Trend constituent. Uses a rolling series of the most liquid front and deferred futures contracts across the six asset classes from all the major exchanges globally. Aims to provide a similar risk profile to Commodity Trading Advisers and derives performance through trend following diversification and low correlation to traditional asset classes.

Top Underlying Components	Notional	Percentage of Notional
Futures
CBOE VIX FUTURE May 18	(106)	-16.67%
CBOE VIX FUTURE Jun 18	(106)	-16.67%
CBOE VIX FUTURE Jan 18	(94)	-14.71%
CBOE VIX FUTURE Feb 18	(66)	-10.29%
CBOE VIX FUTURE Apr 18	(63)	-9.80%
CBOE VIX FUTURE Jul 18	(44)	-6.86%
(o)
Barclays Cross-Asset Trend constituent. Uses a rolling series of the most liquid front and deferred futures contracts across the six asset classes from all the major exchanges globally. Aims to provide a similar risk profile to Commodity Trading Advisers and derives performance through trend following diversi fication and low correlation to traditional asset classes.

Top Underlying Components	Notional	Percentage of Notional
Futures
90 DAY EURO$ FUTURE Mar 19	(4,549)	-150.00%
90 DAY EURO$ FUTURE Jun 19	(4,549)	-150.00%
90 DAY EURO$ FUTURE Sep 19	(4,549)	-150.00%
90 DAY EURO$ FUTURE Dec 19	(4,549)	-150.00%
(p)
Aims to extract excess return from steepening/flattening trends in the USD swap curve. Designed to perform in both steepening/flattening environments.

Top Underlying Components	Notional	Percentage of Notional
Futures
BARCLAYS INVESTABLE SWAP INDEX USD 2 YR TRI FUTURE	(10,266)	-452.26%
90 DAY EURO$ FUTURE Mar 18	(7,996)	-352.26%
BARCLAYS INVESTABLE SWAP INDEX USD 10 YR TRI FUTURE	2,270	100.00%
Cash
US DOLLAR	7,996	352.26%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

(q)
Futures-based liquid and fully transparent strategy that is composed of four Goldman Sachs’ proprietary strategies across four asset classes — FX Trend, Rates & Bonds Trend, Equity Trend, and Commodity trend.

Top Underlying Components	Notional	Percentage of Notional
Futures
EURO-SCHATZ FUTURE Mar 18	4,803	112.87%
US 2YR NOTE (CBT) FUTURE Mar 18	(4,707)	-110.61%
3MO EURO EURIBOR FUTURE Jun 18	3,610	84.83%
3MO EURO EURIBOR FUTURE Sep 18	3,609	84.81%
3MO EURO EURIBOR FUTURE Mar 19	3,606	84.73%
3MO EURO EURIBOR FUTURE Jun 19	3,604	84.68%
90 DAY STERLING FUTURE Sep 18	(3,541)	-83.20%
90 DAY STERLING FUTURE Mar 19	(3,537)	-83.10%
90 DAY STERLING FUTURE Jun 19	(3,534)	-83.05%
90 DAY EURO$ FUTURE Jun 18	(3,456)	-81.21%
90 DAY EURO$ FUTURE Sep 18	(3,453)	-81.13%
90 DAY EURO$ FUTURE Mar 19	(3,448)	-81.01%
90 DAY EURO$ FUTURE Jun 19	(3,446)	-80.97%
US 5YR NOTE (CBT) FUTURE Mar 18	(1,867)	-43.88%
JAPAN 10Y BOND (OSE) FUTURE Mar 18	1,402	32.94%
EURO-BOBL FUTURE Mar 18	1,212	28.48%
EURO-BUND FUTURE Mar 18	953	22.40%
US 10YR NOTE (CBT) FUTURE Mar 18	(935)	-21.97%
TWD/USD CURRENCY FUTURE Feb 18	918	21.56%
LONG GILT FUTURE Mar 18	773	18.17%
SGD/USD CURRENCY FUTURE Feb 18	(642)	15.09%
CNH/USD CURRENCY FUTURE Jun 18	(566)	13.30%
IDR/USD CURRENCY FUTURE Feb 18	566	13.30%
INR/USD CURRENCY FUTURE Feb 18	459	10.78%
PHP/USD CURRENCY FUTURE Feb 18	444	10.42%
ILS/USD CURRENCY FUTURE Mar 18	403	9.48%
KRW/USD CURRENCY FUTURE Mar 18	398	9.34%
US LONG BOND (CBT) FUTURE Mar 18	341	8.01%
CHF/USD CURRENCY FUTURE Mar 18	(330)	-7.75%
JPY/USD CURRENCY FUTURE Mar 18	(330)	-7.75%
CZK/USD CURRENCY FUTURE Mar 18	288	6.77%
EUR/USD CURRENCY FUTURE Mar 18	278	6.53%
NOK/USD CURRENCY FUTURE Mar 18	(243)	-5.71%
FTSE 100 INDEX FUTURE Mar 18	236	5.55%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Top Underlying Components	Notional	Percentage of Notional
S&P/TSX 60 INDEX FUTURE Mar 18	234	5.50%
SPI 200 INDEX FUTURE Jan 18	234	5.49%
S&P 500 E-MINI INDEX FUTURE Mar 18	233	5.48%
NASDAQ 100 E-MINI INDEX FUTURE Mar 18	232	5.46%
AMSTERDAM INDEX FUTURE Jan 18	232	5.46%
SWISS MARKET INDEX FUTURE Mar 18	232	5.45%
CAC40 10 EURO FUTURE Jan 18	231	5.44%
FTSE/JSE TOP 40 INDEX FUTURE Mar 18	231	5.43%
OMXS30 INDEX FUTURE Jan 18	231	5.43%
EURO STOXX 50 INDEX FUTURE Mar 18	231	5.42%
HUF/USD CURRENCY FUTURE Mar 18	231	5.42%
PLN/USD CURRENCY FUTURE Mar 18	231	5.42%
RUB/USD FUTURE Mar 18	231	5.42%
DAX INDEX FUTURE Mar 18	226	5.31%
OMXS30 INDEX FUTURE Jan 18	231	5.43%
EURO STOXX 50 INDEX FUTURE Mar 18	231	5.42%
HUF/USD CURRENCY FUTURE Mar 18	231	5.42%
PLN/USD CURRENCY FUTURE Mar 18	231	5.42%
RUB/USD FUTURE Mar 18	231	5.42%
DAX INDEX FUTURE Mar 18	226	5.31%
SET 50 INDEX FUTURE Mar 18	223	5.25%
(r)
Provides exposure with a long position in the GS EFI Index and a short beta adjusted position in MSCI World Index. Geared towards optimal exposure to global equities exhibiting favorable factors of low beta, value, quality, momentum and size.

Top Underlying Components	Shares	Notional	Percentage of Notional
Common Stock
Apple Inc	(2,122)	(359)	-6.33%
Microsoft Corp	(3,401)	(291)	-5.13%
Amazon.com Inc	(190)	(222)	-3.91%
Facebook Inc	(995)	(176)	-3.09%
JP Morgan Chase & Co	(1,636)	(175)	-3.08%
Alphabet Inc	(145)	(152)	-2.68%
Exxon Mobil Corp	(1,808)	(151)	-2.67%
Alphabet Inc	(139)	(146)	-2.57%
Bank of America Corp	(4,659)	(138)	-2.42%
Wells Fargo & Co	(2,192)	(133)	-2.34%
Nestle SA	(1,446)	(124)	-2.19%
Berkshire Hathaway Inc	(589)	(117)	-2.06%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Top Underlying Components	Shares	Notional	Percentage of Notional
AT&T Inc	(2,854)	(111)	-1.96%
Chevron Corp	(881)	(110)	-1.94%
XPO Logistics Inc	1,185	109	1.91%
Home Depot Inc/The	(548)	(104)	-1.83%
Intel Corp	(2,184)	(101)	-1.78%
Verizon Communications Inc	(1,896)	(100)	-1.77%
UnitedHealth Group Inc	(449)	(99)	-1.75%
HSBC Holdings PLC	(94)	(97)	-1.71%
HollyFrontier Corp	1,858	95	1.68%
Scripps Networks Interactive Inc.	1,091	93	1.64%
Orbital ATK Inc	707	93	1.64%
Deutsche Lufthansa AG	2,515	93	1.63%
Visa Inc	(809)	(92)	-1.63%
Tiffany & Co	883	92	1.62%
Teradyne Inc	2,187	92	1.61%
US Foods Holding Corp	2,851	91	1.60%
AGNC Investment Corp	4,413	89	1.57%
Cisco Systems Inc	(2,324)	(89)	-1.57%
IAC/InterActiveCorp	728	89	1.57%
Packaging Corp of America	737	89	1.57%
Andeavor	776	89	1.56%
CoStar Group Inc	298	88	1.56%
Total System Services Inc	1,118	88	1.56%
Avery Dennison Corp	768	88	1.56%
Swisscom AG	166	88	1.55%
FNF Group	2,236	88	1.55%
Comcast Corp	(2,187)	(88)	-1.54%
VMware Inc	696	87	1.54%
Cboe Global Markets Inc	695	87	1.53%
Coca-Cola Co/The	(1,884)	(86)	-1.52%
L3 Technologies Inc	436	86	1.52%
Annaly Capital Management Inc	7,195	86	1.51%
WellCare Health Plans Inc	425	85	1.51%
Clorox Co/The	574	85	1.50%
Cadence Design Systems Inc	2,026	85	1.49%
Wyndham Worldwide Corp	724	84	1.48%
Rockwell Collins Inc	619	84	1.48%
Dr Pepper Snapple Group Inc	853	83	1.46%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

(s)
Seeks to deliver enhanced returns by allocating exposure to assets from a set of government bond futures by computing the ratio of implied carry to three-month realized volatility, allocating evenly weighted risk exposure to all assets with a ratio above the set threshold.

Top Underlying Components	Notional	Percentage of Notional
Futures
EURO-SCHATZ FUTURE Mar 18	1,295	57.05%
US 2YR NOTE (CBT) FUTURE Mar 18	1,295	57.04%
JPN 10YR BOND (OSE) FUTURE Mar 18	1,295	57.04%
US 5YR NOTE (CBT) FUTURE Mar 18	486	21.39%
US 10YR NOTE (CBT) FUTURE Mar 18	486	21.39%
(t)
Global developed markets equity strategy designed to allocate to rewarding style factors in a risk-controlled framework. Rule based market-neutral long/short index strategy combining equity value, quality, size, low volatility, and momentum factor exposures using a conditional risk parity allocation framework.

Top Underlying Components	Shares	Notional	Percentage of Notional
Cash
US DOLLAR		5,667	101.16%
Common Stock
Charles Schwab Corp/The	(2,378)	(122)	-2.18%
Anadarko Petroleum Corp	(2,133)	(114)	-2.04%
AGNC Investment Corp	5,537	112	2.00%
RioCan Real Estate Investment Trust	5,730	111	1.98%
Mattel Inc	(7,190)	(111)	-1.97%
CI Financial Corp	4,662	110	1.97%
AltaGas Ltd	4,735	108	1.92%
Arconic Inc	(3,907)	(106)	-1.90%
Coty Inc	(4,935)	(98)	-1.75%
Macquarie Infrastructure Corp	1,525	98	1.75%
Linamar Corp	1,634	95	1.70%
Liberty Global PLC	(2,646)	(95)	-1.69%
FirstEnergy Corp	(3,014)	(92)	-1.65%
EOG Resources Inc	(842)	(91)	-1.62%
Vail Resorts Inc	426	90	1.62%
Tesla Inc	(289)	(90)	-1.61%
PulteGroup Inc	2,664	89	1.58%
Inter Pipeline Ltd	4,271	88	1.58%
Allergan PLC	(539)	(88)	-1.57%
H&R Real Estate Investment Trust	5,170	88	1.57%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Top Underlying Components	Shares	Notional	Percentage of Notional
Arthur J Gallagher & Co	1,387	88	1.57%
SEI Investments Co	1,208	87	1.55%
NIKE Inc	(1,382)	(86)	-1.54%
Liberty Global PLC	(2,504)	(85)	-1.51%
Andeavor	736	84	1.50%
TESARO Inc	(1,015)	(84)	-1.50%
Canadian Tire Corp Ltd	636	83	1.48%
Wyndham Worldwide Corp	713	83	1.47%
UniCredit SpA	(4,325)	(81)	-1.44%
Deutsche Lufthansa AG	2,160	80	1.42%
First Capital Realty Inc	4,832	80	1.42%
Continental Resources Inc/OK	(1,496)	(79)	-1.41%
British American Tobacco PLC	(12)	(79)	-1.41%
Smart Centres Real Estate Investment Trust	3,207	79	1.41%
Keyera Corp	2,782	78	1.40%
Invitation Homes Inc	(3,319)	(78)	-1.40%
Leggett & Platt Inc	1,638	78	1.40%
Jack Henry & Associates Inc	662	77	1.38%
Marathon Petroleum Corp	1,167	77	1.37%
Tenaris SA	(4,757)	(75)	-1.34%
Signature Bank/New York NY	(542)	(74)	-1.33%
American Tower Corp	(521)	(74)	-1.33%
Colony NorthStar Inc	6,476	74	1.32%
Arrow Electronics Inc	917	74	1.32%
Goodyear Tire & Rubber Co/The	2,281	74	1.32%
Capital One Financial Corp	(739)	(74)	-1.31%
Under Armour Inc	(5,504)	(73)	-1.31%
Eastman Chemical Co	787	73	1.30%
Marathon Oil Corp	(4,285)	(73)	-1.29%
(u)
Dynamic strategy designed to provide a hedge in times of equity market stress. The strategy buys VIX futures when risk-off signal is triggered with the size dependent on the magnitude of the risk-off signal.

Top Underlying Components	Notional	Percentage of Notional
US DOLLAR	1,134	100.00%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

(v)
Dynamic strategy designed to provide a hedge in times of credit market stress. The strategy invests in a base index in proportion to a dynamic allocation formula. The base index is comprised of a rolling futures strategy that is 100% long the S&P 500 Index and 100% short the Russell 2000 Index.

Top Underlying Components	Notional	Percentage of Notional
US DOLLAR	1,655	100.00%
(w)
Replicates a long-biased equity strategy which tracks hypothetical positions in shares of companies, which are listed on an exchange, and are involved in merger transactions, based on a systematic model that to capture the spread between the deal offer value per share of the target company and the actual trading price of such company share.

Top Underlying Components	Shares	Notional	Percentage of Notional
Common Stock
Union Bankshares Corp	(14,805)	(857)	-9.44%
Xenith Bankshares Inc	15,827	857	9.43%
Deltic Timber Corp	5,216	764	8.41%
BroadSoft Inc	8,652	760	8.37%
Potlatch Corp	(9,388)	(750)	-8.25%
Strayer Education Inc	(5,122)	(734)	-8.08%
Vistra Energy Corp	(24,790)	(727)	-8.00%
Capella Education Co	5,854	725	7.98%
Dynegy Inc	38,022	721	7.94%
Tribune Media Co	10,207	694	7.64%
LHC Group Inc	(7,063)	(692)	-7.62%
Exactech Inc	8,718	690	7.60%
Agrium Inc	3,727	687	7.57%
Almost Family Inc	7,719	684	7.53%
Potash Corp of Saskatchewan Inc.	(20,755)	(683)	-7.52%
Praxair Inc	(2,705)	(669)	-7.37%
Linde AG	1,755	656	7.23%
Itron Networked Solutions Inc	24,193	629	6.92%
Orbital ATK Inc	2,947	620	6.83%
CR Bard Inc	1,100	583	6.42%
TerraForm Global Inc	65,961	536	5.90%
Akorn Inc	9,894	510	5.62%
Aecon Group Inc	19,659	499	5.49%
Cavium Inc	3,569	479	5.27%
Aldermore Group PLC	622	417	4.60%
Calpine Corp	16,268	394	4.34%
Buffalo Wild Wings Inc	1,557	389	4.29%
WGL Holdings Inc	2,569	353	3.89%
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Schedule of Investments — (continued)
As of December 31, 2017
(in thousands, except share amounts)

Top Underlying Components	Shares	Notional	Percentage of Notional
Refresco Group NV	8,924	339	3.74%
Calgon Carbon Corp	9,943	339	3.73%
Sky PLC	124	271	2.98%
Marvell Technology Group Ltd	(7,765)	(267)	-2.94%
MoneyGram International Inc	10,932	231	2.54%
Genworth Financial Inc	38,925	194	2.13%
Becton Dickinson and Co	(558)	(191)	-2.10%
Nets A/S	3,747	158	1.74%
First Financial Bancorp	(3,559)	(150)	-1.65%
MainSource Financial Group Inc	2,565	149	1.64%
Biotest AG	3,362	146	1.61%
Sinclair Broadcast Group Inc	(2,348)	(142)	-1.57%
Abertis Infraestructuras SA	3,784	135	1.48%
Essilor International Cie Generale	(567)	(125)	-1.38%
Luxottica Group SpA	1,230	121	1.33%
Fortress Investment Group LLC	9,110	114	1.26%
NxStage Medical Inc	2,712	105	1.16%
General Cable Corp	2,143	101	1.12%
Avista Corp	1,183	97	1.07%
CVS Health Corp	(339)	(39)	-0.43%
Cash
US DOLLAR		(39)	-0.43%
(x)
Non-income producing security.

LIBOR — London Interbank Offered Rate (As of December 31, 2017, One Month LIBOR was 1.56%)
F — Federal Funds Effective Rate (As of December 31, 2017, F was 1.33%)
USD — US Dollar, JPY — Japanese Yen, CHF — Swiss Franc, CAD — Canadian Dollar, SEK — Swedish Krona, NOK — Norwegian Krone, IDR — Indonesian Rupiah, INR — India Rupee, KRW — South Korean Won, PLN — Polish Zloty, MXN — Mexican Peso, ZAR — South African Rand, SGD — Singapore Dollar, CNH — Chinese Yuan, PHP — Philippine Peso, ILS — Israeli Shekel, CZK — Czech Koruna, EUR — Euro, HUF — Hungarian Forint, RUB — Russian Ruble
See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Statement of Assets and Liabilities
(in thousands, except share and per share data)
December 31, 2017
Assets
Investments, at fair value (amortized cost – $44,715)	$44,690
Cash	1,843
Restricted cash	6,215
Collateral held at broker(1)	3,407
Receivable from Fund shares sold	827
Receivable due from investment manager	441
Interest receivable	274
Unrealized appreciation on total return swaps(2)	184
Payment due from broker	390
Swap income receivable(2)	12
Prepaid expenses and other assets	43
Total assets	$58,326
Liabilities
Investments sold short, at fair value (proceeds $3,420)	$3,400
Unrealized depreciation on total return swaps(2)	106
Upfront payments received on swap contracts(2)	78
Payment due to broker	204
Dividends payable	3
Swap income payable(2)	36
Accounting and administrative fees payable	120
Professional fees payable	50
Trustees’ fees payable	11
Interest payable for short sales	7
Other accrued expenses and liabilities	64
Total liabilities	$4,079
Net assets	$54,247
Commitments and contingencies ($609)(3)
Composition of net assets
Common shares, $0.001 par value	$5
Capital in excess of par value	53,599
Accumulated net realized gain (loss)	610
Accumulated net investment income (loss)	(40)
Net unrealized appreciation (depreciation)	73
Net assets	$54,247
Class A Shares
Net Assets	$2,860
Shares Outstanding	281,056
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$10.18
Maximum Offering Price Per Share ($10.18 ÷ 94.25% of net asset value per share)	$10.80
Class I Shares
Net Assets	$51,387
Shares Outstanding	5,043,239
Net Asset Value and Redemption Price Per Share (net assets ÷ shares outstanding)	$10.19

(1)
Represents cash on deposit at broker.

(2)
See Note 7 for a discussion of the Fund’s total return swap contracts.

(3)
See Note 11 for a discussion of the Fund’s commitments and contingencies.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Statement of Operations
(in thousands)
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Investment income
Interest income	$300
Total investment income	300
Operating expenses
Management fees	267
Administrative services expense	404
Accounting and administrative fees	60
Legal fees	92
Audit fees	47
Other professional fees	18
Trustees’ fees	11
Dividend and interest expense on securities sold short	23
Distribution and service fees – Class A	1
Other general and administrative expenses	49
Total operating expenses	972
Less: Expense reimbursement from sponsor(1)	(876)
Net Operating expenses	96
Net investment income (loss) before taxes	204
Excise tax	17
Net investment income (loss)	187
Realized and unrealized gain/loss
Net realized gain (loss) on investments	68
Net realized gain (loss) on total return swaps(2)	254
Net realized gain (loss) on investments sold short	44
Net change in unrealized appreciation (depreciation) on investments	(25)
Net change in unrealized appreciation (depreciation) on total return swaps(2)	78
Net change in unrealized appreciation (depreciation) on investments sold short	20
Total net realized gain (loss) and unrealized appreciation (depreciation)	439
Net increase (decrease) in net assets resulting from operations	$626

(1)
See Note 4 for a discussion of reimbursements payable to the Fund by its investment adviser and affiliates.

(2)
See Note 7 for a discussion of the Fund’s total return swap contracts.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Statement of Changes in Net Assets
(in thousands)
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Operations
Net investment income (loss)	$187
Net realized gain (loss)	366
Net change in unrealized appreciation (depreciation) on investments	(25)
Net change in unrealized appreciation (depreciation) on total return swaps(1)	78
Net change in unrealized (depreciation) on investments sold short	20
Net increase (decrease) in net assets resulting from operations	626
Capital share transactions(2)
Issuance of common shares
Class A	2,850
Class I	51,221
Redemption of common shares
Class A	(2)
Class I	(548)
Net increase in net assets resulting from capital share transactions	53,521
Total increase in net assets	54,147
Net assets at beginning of period	100
Net assets at end of period	$54,247
Accumulated net investment income (loss)	$(40)

(1)
See Note 7 for a discussion of the Fund’s total return swap contracts.

(2)
See Note 3 for a discussion of the Fund’s common shares transactions.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Statement of Cash Flows
(in thousands)
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$626
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(34,119)
Securities sold short, net	3,464
Investments in money market fund, net	(26,221)
Proceeds from sales and repayments of investments	15,568
Upfront payments made (received) on total return swap contracts, net(1)	78
Net realized (gain) loss on investments	(68)
Net change in unrealized (appreciation) depreciation on investments	25
Net realized (gain) loss on investments sold short	(44)
Net change in unrealized (appreciation) depreciation on investments sold short	(20)
Net change in unrealized (appreciation) depreciation on total return swap(1)	(78)
Accretion of discount/amortization of premium	125
(Increase) decrease in collateral held at broker	(3,407)
(Increase) decrease in swap income receivable(1)	(12)
(Increase) decrease in payment due from broker	(390)
(Increase) decrease in interest receivable	(274)
(Increase) decrease in expense reimbursement due from investment manager	(441)
(Increase) decrease in prepaid expenses and other assets	(43)
Increase (decrease) in payments due to broker	204
Increase (decrease) in accounting and administrative fees payable	120
Increase (decrease) in professional fees payable	50
Increase (decrease) in dividends payable	3
Increase (decrease) in swap income payable(1)	36
Increase (decrease) in interest payable for short sales	7
Increase (decrease) in trustees’ fees payable	11
Increase (decrease) in other accrued expenses and liabilities	64
Net cash provided by (used in) operating activities	(44,736)
Cash flows from financing activities
Issuance of common shares	53,244
Repurchases of common shares	(550)
Net cash provided by financing activities	52,694
Total increase (decrease) in cash	7,958
Cash at beginning of period	100
Cash and restricted cash at end of period(2)	$8,058

(1)
See Note 7 for a discussion of the Fund’s total return swap agreements.

(2)
Balance includes cash of  $1,843 and restricted cash of  $6,215. Restricted cash is the cash collateral required to be posted pursuant to the Fund’s total return swap contracts and short sales.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Financial Highlights
(in thousands, except share and per share data)
Selected data for a share of beneficial interest outstanding throughout the period:
Class A Shares
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$10.00
Net investment income (loss)(2)	0.05
Net realized and unrealized gain (loss) on investments	0.13
Net increase (decrease) in net assets resulting from operations	0.18
Net asset value, end of period	$10.18
Total return(3)(4)	1.80%
Ratio/Supplemental Data:
Net assets, end of period	$2,860
Ratio of net investment income to average net assets(5)	0.81%
Ratio of total operating expenses to average net assets(5)	5.34%
Ratio of expense reimbursement from sponsor to average net assets(5)(6)	(4.57)%
Ratio of net operating expenses to average net assets(5)	0.77%
Portfolio turnover rate(4)	133%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during period from May 16, 2017 (Commencement of Operations) through December 31, 2017.

(3)
The total return for period from May 16, 2017 (Commencement of Operations) through December 31, 2017 was calculated by determining the percentage change in net asset value as of the end of the period. The total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return set forth above represents the total return on the Fund’s investment portfolio during the period and does not represent an actual return to shareholders.

(4)
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017 is not annualized.

(5)
Average daily net assets for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017 is used for this calculation. Period from May 16, 2017 (Commencement of Operations) through December 31, 2017 is annualized.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (3.76)% for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Consolidated Financial Highlights
(in thousands, except share and per share data)
Selected data for a share of beneficial interest outstanding throughout the period:
Class I Shares
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
Per Share Data:(1)
Net asset value, beginning of period	$10.00
Net investment income (loss)(2)	0.06
Net realized and unrealized gain (loss) on investments	0.13
Net increase (decrease) in net assets resulting from operations	0.19
Net asset value, end of period	$10.19
Total return(3)(4)	1.90%
Ratio/Supplemental Data:
Net assets, end of period	$51,387
Ratio of net investment income to average net assets(5)	0.88%
Ratio of total operating expenses to average net assets(5)	4.62%
Ratio of expense reimbursement from sponsor to average net assets(5)(6)	(4.10)%
Ratio of net operating expenses to average net assets(5)	0.52%
Portfolio turnover rate(4)	133%

(1)
Per share data may be rounded in order to compute the ending net asset value per share.

(2)
The per share data was derived by using the average number of common shares outstanding during period from May 16, 2017 (Commencement of Operations) through December 31, 2017.

(3)
The total return for period from May 16, 2017 (Commencement of Operations) through December 31, 2017 was calculated by determining the percentage change in net asset value as of the end of the period. The total return in the table should not be considered a representation of the Fund’s future total return, which may be greater or less than the total return shown in the table due to a number of factors, including, among others, the Fund’s ability or inability to make investments that meet its investment criteria, the interest rates payable on the debt securities the Fund acquires, the level of the Fund’s expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which the Fund encounters competition in its markets and general economic conditions. As a result of these and other factors, results for any previous period should not be relied upon as being indicative of performance in future periods. The total return set forth above represents the total return on the Fund’s investment portfolio during the period and does not represent an actual return to shareholders.

(4)
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017 is not annualized.

(5)
Average daily net assets for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017 is used for this calculation. Period from May 16, 2017 (Commencement of Operations) through December 31, 2017 is annualized.

(6)
Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (3.22)% for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017.

See notes to consolidated financial statements.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)
Note 1. Principal Business and Organization
FS Multi-Strategy Alternatives Fund (the “Fund”) is a separate series of FS Series Trust (the “Trust”). The Trust was organized as a Delaware statutory trust under the Delaware Statutory Trust Act on November 28, 2016 and commenced investment operations on May 16, 2017. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund represents two classes of shares of beneficial interest of the Trust in a separate portfolio of securities and other assets with its own investment objective and policies. Prior to commencing investment operations, the Fund had no operations except for matters relating to its organization and registration as an open-end management investment company.
The Fund is classified as a non-diversified, open-end management investment company registered under the 1940 Act. The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company (“RIC”) as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As of December 31, 2017, the Fund had one wholly owned subsidiary, FS Alternatives Fund (Cayman) (the “Subsidiary”), through which the Fund may gain exposure to commodities. The consolidated financial statements include both the Fund’s accounts and the accounts of the Subsidiary.
The Fund’s investment objective is to provide shareholders with positive absolute returns over a complete market cycle. The Fund seeks to achieve its investment objective by actively allocating its assets across abroad spectrum of alternative investment strategies. The Fund seeks to provide exposure to alternative strategies with low correlation to equity and fixed income markets, which can enhance portfolio diversification. The strategy is implemented through a rigorous quantitative and qualitative process intended to select high quality underlying managers and alternative beta strategies.
Note 2. Summary of Significant Accounting Policies
Basis of Presentation:   The accompanying consolidated financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). The Fund is considered an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies under Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The Fund has evaluated the impact of subsequent events through the date the consolidated financial statements were issued and filed with the U.S. Securities and Exchange Commission (“SEC”).
Use of Estimates:   The preparation of the Fund’s consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the consolidated financial statements and the reported amounts thousands, except share and per share amounts.
Cash and Cash Equivalents:   The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund invests its cash in an institutional money market fund, which is stated at fair value. The Fund’s uninvested cash is maintained with a high credit quality financial institution.
Valuation of Portfolio Investments:   The Fund determines the net asset value (“NAV”) of its common shares on each day that the New York Stock Exchange (“NYSE”) is open for business as of the close of the regular trading session (normally 4:00 pm Eastern Time). Each Class A share of beneficial interest (“Class A Share”) is offered at NAV plus the applicable sales load, while each Class I Share of beneficial interest (“Class I Share”) is offered at NAV. The Fund calculates NAV per share on a class-specific basis. The NAV of a class of shares depends on the number of shares of the applicable class outstanding at the time the NAV of the applicable share class is determined. As such, the NAV of each class of shares may vary if the Fund sells different amounts of shares per class. The Fund’s assets and liabilities are valued in accordance with the principles set forth below.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

FS Fund Advisor, LLC (“FS Fund Advisor’’), the Fund’s investment adviser, values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the audit committee of the Fund’s board of trustees (“Board”) and approved by the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Fund Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.
Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC Topic 820”) issued by the Financial Accounting Standards Board (“FASB”) clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.
When determining the fair value of an asset, FS Fund Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Fund Advisor deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third-party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s consolidated financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s consolidated financial statements.
The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system (“Exchange-Traded Security”) or securities traded on a privately negotiated OTC secondary market for institutional investors for which indicative dealer quotes are available (“OTC Security”).
For purposes of calculating NAV, FS Fund Advisor uses the following valuation methods:
•
The market value of each Exchange-Traded Security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•
If no sale is reported for an Exchange-Traded Security on the valuation date or if a security is an OTC Security, the Fund values such security using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund obtains bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid- point of the average bid and ask prices obtained from such sources.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

•
To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Fund Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Fund Advisor may rely upon valuations obtained from an independent valuation firm.

In making its determination of fair value, FS Fund Advisor may use independent third-party pricing or valuation services; provided that FS Fund Advisor shall not be required to determine fair value in accordance with the valuation provided by any single source, and FS Fund Advisor shall retain the discretion to use any relevant data, including information obtained from any independent third-party valuation or pricing service, that FS Fund Advisor deems to be reliable in determining fair value under the circumstances.
Below is a description of factors that may be considered when valuing securities for which no active secondary market exists. Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of the collateral securing its debt investments.
For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.
For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization (“EBITDA”), cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.
Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. FS Fund Advisor may also consider the size and scope of a portfolio company and its specific strengths and weaknesses, and may apply discounts or premiums, where and as appropriate, due to the higher (or lower) financial risk and/or the size of the portfolio company relative to comparable firms, as well as such other factors as FS Fund Advisor, in consultation with any third-party valuation or pricing service, if applicable, may consider relevant in assessing fair value.
If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value. Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Fund Advisor, under the supervision of the Board.
While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values determined by FS Fund Advisor would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund will periodically benchmark the bid and ask prices received from the third-party pricing service and/or dealers, as applicable, and valuations received from the third-party valuation service against the actual prices at which it purchases and sells its investments. The Fund believes that these prices will be reliable indicators of fair value.
Revenue Recognition:   Security transactions are accounted for on the trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if it has reason to doubt its ability to collect such income. The Fund considers many factors relevant to an investment when placing it on or removing it from non-accrual status, including, but not limited to, the delinquency status of the investment, economic and business conditions, the overall financial condition of the underlying investment, the value of the underlying collateral, bankruptcy status, if any, and any other facts or circumstances relevant to the investment. If there is reasonable doubt that the Fund will receive any previously accrued interest, then the previously recognized interest income will be written-off. Payments received on non-accrual investments may be recognized as income or applied to principal depending upon the collectability of the remaining principal and interest. Non-accrual investments may be restored to accrual status when principal and interest become current and are likely to remain current based on the Fund’s judgment.
Loan origination fees, original issue discount, and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issue discount are recorded as interest income. Structuring and other non-recurring upfront fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.
Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency:   Gains or losses on the sale of investments will be calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

Income Taxes:   The Fund intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify and maintain qualification as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level U.S. federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any U.S. federal income taxes on income so distributed. The Fund will also be subject to nondeductible U.S. federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no U.S. federal income taxes.
Uncertainty in Income Taxes:   The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the Fund’s consolidated financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense on its consolidated statement of operations. During the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, the Fund did not incur any interest or penalties.
The Fund has analyzed the tax positions taken on U.S. federal and state income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements. The Fund’s U.S. federal and state income and U.S. federal excise tax returns for tax years for which the applicable statutes of limitations have not yet expired are subject to examination by the Internal Revenue Service and state departments of revenue.
Swaps:   Swaps (other than centrally cleared) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty. Pursuant to inflation swap agreements, the Fund either makes floating-rate payments based on a benchmark index in exchange for fixed-rate payments or the Fund makes fixed-rate payments in exchange for floating-rate payments based on the return of a benchmark index. By design, the benchmark index is an inflation index, such as the Consumer Price Index. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark index. The Fund is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates or the index. The Fund enters into swap contracts (other than centrally cleared swaps) that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Fund’s net assets below a certain level over a certain period of time, which would trigger a payment by the Fund for those derivatives in a liability position.
The over-the-counter (OTC) derivatives in which the Fund invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Fund of any net liability owed to it. The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Fund, a corresponding liability on the consolidated statement of assets and liabilities. Securities pledged by the Fund as collateral, if any, are identified as such in the consolidated schedule of investments.
Options:   The Fund may purchase call and put options in an effort to manage risk and/or generate gains from options premiums. When the Fund buys a call option, it gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the Fund to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund buys a put option, it gives the holder the right to sell and obligates the Fund to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Fund buys an option, an amount equal to the premium received by the Fund is reflected as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an instrument is purchased or sold through an exercise of an option, the related premium received is deducted from the basis of the instrument acquired or added to the proceeds of the instrument sold. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. When an option is exercised, the Fund realizes a loss to the extent the cost of closing the option exceeds the premiums received, or a gain to the extent the premiums received exceed the cost of closing the option.
Recent accounting pronouncements:   In November 2016, the FASB issued ASU 2016-18, “Statement of Cash Flows — Restricted Cash” (“ASU 2016-18”). ASU 2016-18 requires that a statement of cash flows explain the changes during the period in the total cash, cash equivalents and amounts generally described as restricted cash or restricted cash equivalents. The amendments in this updated are effective for years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. The Fund early adopted the standard. Other than the change in presentation of restricted cash on the consolidated statement of cash flows, the adoption of this standard did not have a material impact on the Fund’s financial statements.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies — (continued)

Distributions:   Distributions to the Fund’s shareholders will be recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund currently intends to authorize and declare distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed.
Note 3. Share Transactions
Below is a summary of transactions with respect to the Fund’s common shares during the period from May 16, 2017 (Commencement of Operations) through December 31, 2017:
Class A Shares	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
	Shares	Amount
Gross Proceeds from Issuance	281,306	$2,850
Redemptions	(250)	(2)
Net Proceeds from Class A Share Transactions	281,056	$2,848

Class I Shares(1)	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
	Shares	Amount
Gross Proceeds from Issuance	5,087,128	$51,221
Redemptions	(53,889)	(548)
Net Proceeds from Class I Share Transactions	5,033,239	$50,673
Net Proceeds from Fund Share Transactions	5,314,295	$53,521

(1)
Class I issued 10,000 common shares at $10 per share for a total amount of  $100 prior to May 16, 2017 (Commencement of Operations).

Note 4. Related Party Transactions
Compensation of the Investment Adviser and its Affiliates
Pursuant to the investment management agreement (“Management Agreement”), dated as of April 25, 2017, by and between the Fund and FS Fund Advisor, FS Fund Advisor is entitled to a management fee in consideration of the advisory services provided by FS Fund Advisor to the Fund. FS Fund Advisor is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and is an affiliate of the Fund. The management fee is calculated and payable quarterly in arrears at the annual rate of 1.25% of the Fund’s average daily net assets during such period. FS Fund Advisor has contractually agreed to waive its management fee until the earlier of  (i) April 27, 2018 or (ii) the date on which the gross proceeds that have been received by the Fund from investors, in aggregate, exceed $150 million.
Pursuant to the administration agreement (“Administration Agreement”), dated as of April 27, 2017, by and between the Fund and FS Fund Advisor, the Fund reimburses FS Fund Advisor for its actual costs incurred in providing administrative services to the Fund, including FS Fund Advisor’s allocable portion of the compensation and related expenses of certain personnel of Franklin Square Holdings, L.P. (“FS Investments”) providing administrative services to the Fund on behalf of FS Fund Advisor. FS

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions — (continued)

Fund Advisor is required to allocate the cost of such services to the Fund based on factors such as assets, revenues, time allocations and/or other reasonable metrics. The Fund’s Board reviews the methodology employed in determining how the expenses are allocated to the Fund and the proposed allocation of the administrative expenses among the Fund and certain affiliates of FS Fund Advisor. The Fund’s Board then assesses the reasonableness of such reimbursements for expenses allocated to the Fund based on the breadth, depth and quality of such services as compared to the estimated cost to the Fund of obtaining similar services from third-party service providers known to be available. In addition, the Fund’s Board considers whether any single third-party service provider would be capable of providing all such services at comparable cost and quality. Finally, the Fund’s Board, among other things, compares the total amount paid to FS Fund Advisor for such services as a percentage of the Fund’s net assets to the same ratios reported by other comparable investment companies. The Fund will not reimburse FS Fund Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Fund Advisor. Reimbursements of administrative expenses to FS Fund Advisor are subject to the expense limitation (defined below).
The following table describes the fees and expenses accrued under the Management Agreement and the Administration Agreement during the period from May 16, 2017 (Commencement of Operations) through December 31, 2017:
Related Party	Source Agreement	Description	Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
FS Fund Advisor	Management Agreement	Management Fee(1)	$267
FS Fund Advisor	Administration Agreement	Administrative Services Expenses(2)	$404

(1)
As described above, FS Fund Advisor has contractually agreed to waive the $267 in management fees payable for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017.

(2)
During the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, $378 of the accrued administrative services expenses related to the allocation of costs of administrative personnel for services rendered by FS Fund Advisor and the remainder related to other reimbursable expenses. During the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, $344 of administrative services expenses were paid to FS Fund Advisor.

Expense Limitation Agreement
Pursuant to the expense limitation agreement (“Expense Limitation Agreement”), dated as of April 26, 2017, by and between FS Fund Advisor and the Fund, FS Fund Advisor agreed to pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of the Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets (the “Expense Limitation”). Amounts waived under the expense limitation may be recouped by or repaid to FS Fund Advisor, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years after FS Fund Advisor bears the expense; and (2) the reimbursement may not be made if it would cause the lower of the Fund’s then-current expense limitation, if any, or the expense limitation that was in effect at the time when FS Fund Advisor waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. The Expense Limitation Agreement, which became effective April 27, 2017, will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board and by FS Fund Advisor.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 4. Related Party Transactions — (continued)

The Expense Limitation Agreement may not be terminated by FS Fund Advisor, but may be terminated by the Board on written notice to FS Fund Advisor. For the purposes of the Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of the Fund attributable to such class, including administration fees, transfer agent fees, offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) management fees, (b) distribution or servicing fees, (c) interest, (d) taxes, (e) brokerage fees and commissions, (f) dividends and interest paid on short positions, (g) acquired fund fees and expenses and (h) extraordinary expenses. The specific amount of expenses waivable and/or payable by FS Fund Advisor pursuant to the Expense Limitation Agreement, if any, is determined at the end of each fiscal quarter. Similarly, the conditional obligation of the Fund to repay FS Fund Advisor pursuant to the terms of the Expense Limitation Agreement shall survive the termination of such agreement by either party.
During the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, the Fund accrued $609 pursuant to the Expense Limitation Agreement that FS Investments has agreed to pay. These amounts may be subject to conditional repayment by the Fund as described above.
FS Benefit Trust
FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of FS Investments and its affiliates. During the period from May 16, 2017 (Commencement of Operations) to December 31, 2017, FS Benefit Trust purchased $84 of the Fund’s Class I shares at the NAV in effect on the applicable purchase date.
Note 5. Distribution and Service Plan
Pursuant to the Distribution and Service Plan, the Fund’s Class A Shares bear 12b-1 fees at an annual rate of 0.25% of the average daily net assets of the Fund attributable to Class A Shares. Payments of the 12b-1 fee may be made without regard to expenses actually incurred. The Fund’s Class I shares are not subject to 12b-1 fees.
Note 6. Income Taxes
The Fund’s net investment income on a tax basis for the period May 16, 2017 (Commencement of Operations) through December 31, 2017 was $187. As of December 31, 2017, the Fund had $38 of undistributed net investment income on a tax basis.
The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income for the period May 16, 2017 (Commencement of Operations) through December 31, 2017:
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
GAAP-basis net investment income (loss)	$187
Total return swap gain/losses reclassed to ordinary income	(247)
Mark-to-market on total return swaps	78
Other miscellaneous differences	20
Tax-basis net investment income (loss)	$38

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 6. Income Taxes — (continued)

The Fund may make certain adjustments to the classification of net assets as a result of permanent book-to-tax differences. During the year ended December 31, 2017, the Fund increased accumulated net realized gain (loss) by $244 and decreased accumulated net investment income and capital in excess of par value by $227 and $17, respectively.
The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to stockholders are reported to stockholders annually on Form 1099-DIV.
As of December 31, 2017, the components of accumulated earnings (loss) on a tax basis were as follows:
December 31, 2017
Distributable ordinary income	$719
Net unrealized appreciation (depreciation)	(76)
$643

The aggregate cost of the Fund’s investments for U.S. federal income tax purposes totaled $44,778 as of December 31, 2017. Aggregate net unrealized appreciation (depreciation) on a tax basis was $(76), which was comprised of gross unrealized appreciation of  $443 and gross unrealized depreciation of  $(519), as of December 31, 2017.
Note 7. Financial Instruments
The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward contracts, futures contracts, swap contracts and written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.
The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest or to enhance its returns. The Fund may also purchase and write call and put options in an effort to manage risk and/or generate gains from options premiums.
The Fund may enter into swap contracts containing provisions allowing the counterparty to terminate the contract under certain conditions, including, but not limited to, a decline in the Fund’s NAV below a certain level over a certain period of time, which would trigger a payment by the Fund for those swaps in a liability position. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the writer to sell (if the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. The fair value of open derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) whose primary underlying risk exposure is credit risk as of December 31, 2017 was as follows:

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

Fair Value
	Asset Derivative	Liability Derivative
Total return swap contracts	$184(1)	$106(2)

(1)
Consolidated statement of assets and liabilities location: Unrealized appreciation on total return swaps.

(2)
Consolidated statement of assets and liabilities location: Unrealized depreciation on total return swaps.

The Fund’s derivative assets and liabilities at fair value by risk, which are reported on a gross basis on its consolidated statement of assets and liabilities, are presented in the table above.
The following tables present the Fund’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Fund for assets or pledged by the Fund for liabilities as of December 31, 2017:
Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount of Derivative Assets(2)
Barclays Bank PLC	$—	$—	$—	$—	$—
Deutsche Bank	183	106	—	—	77
Goldman Sachs International	1	—	—	—	1
JP Morgan Chase Bank, N.A.	—	—	—	—	—
Morgan Stanley Capital Services LLC	—	—	—	—	—
Societe Generale	—	—	—	—	—
Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount of Derivative Liabilities(3)
Barclays Bank PLC	$—	$—	$—	$—	$—
Deutsche Bank	106	106	—	—	—
Goldman Sachs International	—	—	—	—	—
JP Morgan Chase Bank, N.A.	—	—	—	—	—
Morgan Stanley Capital Services LLC	—	—	—	—	—
Societe Generale	—	—	—	—	—

(1)
In some instances, the actual amount of the collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(2)
Net amount of derivative assets represents the net amount due from the counterparty to the Fund in the event of default.

(3)
Net amount of derivative liabilities represents the net amount due from the Fund to the counterparty in the event of default.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 7. Financial Instruments — (continued)

The effect of derivative instruments (which are not considered to be hedging instruments for accounting disclosure purposes) on the Fund’s consolidated statement of operations whose primary underlying risk exposure is credit risk for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017 was as follows:
Period from May 16, 2017 (Commencement of Operations) through December 31, 2017
	Realized Gain (Loss) on Derivatives Recognized in Income	Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Total return swap contracts	$254(1)	$78(2)

(1)
Consolidated statement of operations location: Net realized gain (loss) on total return swaps.

(2)
Consolidated statement of operations location: Net change in unrealized appreciation (depreciation) on total return swaps.

The average notional amount of total return swap contracts outstanding for the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, which is indicative of the volume of this derivative type, was $4,879.
Note 8. Investment Portfolio
The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2017:
	December 31, 2017
	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Corporate Bonds	$11,667	$11,611	26%
Convertible Bonds	6,709	6,741	15%
Preferred Equity	114	113	0%
Short-Term Investments	26,221	26,221	59%
Call Options Purchased	2	3	0%
Put Options Purchased	2	1	0%
	$44,715	$44,690	100%

(1)
Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

As of December 31, 2017, the Fund did not “control” any of its portfolio companies and was not an “affiliated person” of any of its portfolio companies, each as defined in the 1940 Act.
In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned more than 25% of its voting securities or had the power to exercise control over the management or policies of such portfolio company, and would be an “affiliated person” of a portfolio company if it owned 5% or more of its voting securities.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 8. Investment Portfolio — (continued)

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2017:
	December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio
Internet	$1,860	4.2%
Real Estate Investment Trusts	1,813	4.1%
Media	1,450	3.2%
Telecommunications	1,081	2.4%
Semiconductors	894	2.0%
Pharmaceuticals	739	1.6%
Retail	703	1.6%
Healthcare-Services	676	1.5%
Miscellaneous Manufacturing	572	1.3%
Home Builders	543	1.2%
Biotechnology	531	1.2%
Packaging & Containers	516	1.1%
Pipelines	495	1.1%
Transportation	493	1.1%
Healthcare-Products	451	1.0%
Holding Companies-Diversified	416	0.9%
Oil & Gas	367	0.8%
Software	366	0.8%
Building Materials	363	0.8%
Aerospace/Defense	357	0.8%
Electric	352	0.8%
Engineering & Construction	340	0.8%
Private Equity	309	0.7%
Energy-Alternate Sources	306	0.7%
Iron/Steel	279	0.6%
Commercial Services	272	0.6%
Distribution/Wholesale	213	0.5%
Electric	208	0.5%
Household Products/Wares	208	0.5%
Auto Manufacturers	205	0.5%
Electrical Computer & Equipment	182	0.4%
Investment Company Security	167	0.4%
Forest Products & Paper	133	0.3%
Beverages	130	0.3%

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 8. Investment Portfolio — (continued)

	December 31, 2017
Industry Classification	Fair Value	Percentage of Portfolio
Textiles	128	0.3%
Diversified Financial Services	113	0.2%
Lodging	108	0.2%
Office/Business Equipment	74	0.2%
Entertainment	52	0.1%
Purchased Options	4	0.0%
Short-Term Investments	26,221	58.7%
	$44,690	100.0%

Purchases and sales of securities during the period from May 16, 2017 (Commencement of Operations) through December 31, 2017, other than short-term securities and U.S. government obligations, were $34,119 and $15,568, respectively.
Note 9. Fair Value of Financial Instruments
Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an asset or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:
Level 1:   Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.
Level 2:   Inputs that are quoted prices for similar assets or liabilities in active markets.
Level 3:   Inputs that are unobservable for an asset or liability.
A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.
As of December 31, 2017, the Fund’s investments were categorized as follows in the fair value hierarchy:
Valuation Inputs	December 31, 2017
Level 1 – Price quotations in active markets	$—
Level 2 – Significant other observable inputs	44,690
Level 3 – Significant unobservable inputs	—
$44,690

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 9. Fair Value of Financial Instruments — (continued)

As of December 31, 2017, the Fund’s investments sold short were categorized as follows in the fair value hierarchy:
Valuation Inputs	December 31, 2017
Level 1 – Price quotations in active markets	$(2,860)
Level 2 – Significant other observable inputs	(540)
Level 3 – Significant unobservable inputs	—
$(3,400)

As of December 31, 2017, the Fund’s total return swaps were categorized as follows in the fair value hierarchy (amount shown represents unrealized gain (loss) at period end):
Valuation Inputs	December 31, 2017
	Asset	Liability
Level 1 – Price quotations in active markets	$—	$—
Level 2 – Significant other observable inputs	184	106
Level 3 – Significant unobservable inputs	—	—
	$184	$106

The Fund’s investments as of December 31, 2017 primarily consisted of Exchange-Traded Securities or OTC Securities. All of the preferred equity investments and common equity investments, each of which was traded on an active public market, were valued at their closing price as of December 31, 2017. All of the fixed income investments were valued by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service.
The Fund periodically benchmarks the bid and ask prices it receives from the third-party pricing service and/or dealers, as applicable, against the actual prices at which it purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management, the Fund believes that these prices are reliable indicators of fair value. The Fund may also use other methods, including the use of an independent third-party valuation service approved by the Board, to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through independent third-party pricing services or independent dealers, or where the Board otherwise determines that the use of such other methods is appropriate. The Fund will periodically benchmark the valuations provided by the independent third-party valuation service against the actual prices at which the Fund purchases and sells its investments. The Fund’s audit committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.
Note 10. Concentration of Risk
Investing in the Fund involves risks, including, but not limited to, those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. For a more complete discussion of the risks of investing in the Fund, see the section entitled Additional Description of the Principal Risks of the Fund in the Fund’s prospectus and the Fund’s other filings with the SEC.
Market Risk:   Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. The Fund’s investments may decline in value due to factors affecting securities markets generally, or particular countries, segments, economic sectors, industries or companies within those

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk — (continued)

markets. The value of a security held in a short position may increase due to general economic and market conditions which are not specifically related to a particular issuer, such as real or perceived positive economic conditions or changes in interest or currency rates. Because the market value of exchange-traded fund shares may differ from their net asset value, the shares may trade at a premium or discount. An investment in the Fund may lose money.
Credit/Default Risk:   An issuer or guarantor of fixed income securities or instruments held by the Fund (which issuer guarantor may have a low credit rating or no credit rating) may default on its obligation to pay interest and repay principal or default on any other obligation. A fixed income instrument may deteriorate in quality after it has been purchased by the Fund, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause a significant NAV decline.
Counterparty Risk:   The stability and liquidity of repurchase agreements, swap transactions, forwards and over-the-counter derivative transactions depend in large part on the creditworthiness of the parties to the transactions. It is expected that FS Fund Advisor or an applicable sub-adviser will monitor the creditworthiness of firms with which it will cause the Fund to enter into repurchase agreements, swap transactions, caps, floors, collars, over-the-counter derivatives or other similar arrangements. If there is a default by the counterparty to such a transaction, the Fund will under most normal circumstances have contractual remedies pursuant to the agreements related to the transaction. However, exercising such contractual rights may involve delays or costs which could result in the value of the Fund being less than if the transaction had not been entered into. Furthermore, there is a risk that any of such counterparties could become insolvent and/or the subject of insolvency proceedings. If one or more of the Fund’s counterparties were to become insolvent or the subject of insolvency proceedings in the United States (either under the Securities Investor Protection Act or the United States Bankruptcy Code), there exists the risk that the recovery of such vehicle’s securities and other assets from such prime broker or broker-dealer will be delayed or be of a value less than the value of the securities or assets originally entrusted to such prime broker or broker-dealer.
In addition, the Fund may use counterparties located in jurisdictions outside the United States. Such local counterparties are subject to the laws and regulations in non-U.S. jurisdictions that are designed to protect their customers in the event of their insolvency. However, the practical effect of these laws and their application to the Fund’s assets are subject to substantial limitations and uncertainties. Because of the large number of entities and jurisdictions involved and the range of possible factual scenarios involving the insolvency of a counterparty, it is impossible to generalize about the effect of their insolvency on the Fund and its assets. Shareholders should assume that the insolvency of any counterparty would result in a loss to the Fund, which could be material.
Derivatives Risk:   The Fund may invest in Financial Instruments (used herein to refer to (i) futures contracts, including futures based on equity or fixed income securities and/or equity or fixed income indices, interest rate futures, currency futures and swap futures; (ii) swaps, including equity, currency, interest rate, total return, variance and credit default swaps, and swaps on futures contracts; (iii) options, including long and short positions in call options and put options on indices, individual securities or currencies, swaptions and options on futures contracts; (iv) forward contracts, including forwards based on equity or fixed income securities and/or equity or fixed income indices, currency forwards, interest rate forwards, swap forwards and non-deliverable forwards; and (v) other instruments, including structured securities and contracts for differences). Financial Instruments may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the Financial Instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of Financial Instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial Instruments used for hedging purposes may not hedge risks as expected, and

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 10. Concentration of Risk — (continued)

Financial Instruments used for non-hedging purposes may not provide the anticipated investment exposure. Financial Instruments may be highly illiquid, and the Fund may not be able to close out or sell a Financial Instrument position at a particular time or at an anticipated price. Financial Instruments also may be subject to interest rate risk, currency risk and counterparty risk.
Foreign Investment and Emerging Markets Risk:   Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity, political instability and less developed legal and accounting practices. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. issuers, and therefore not all material information will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund’s ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.
Liquidity Risk:   Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
Non-Diversification Risk:   The Fund is classified as a “non-diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Short Sales Risk:   A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses. In order to qualify as a regulated investment company under the Code, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets, and the distribution of its income. The Fund’s ability to pursue its investment strategy may therefore be limited by the Fund’s intention to qualify as a regulated investment company under the Code and may bear adversely on its ability to so qualify. If the Fund were to fail to qualify as a regulated investment company and became subject to federal income tax, shareholders of the Fund would be subject to the risk of diminished returns.
Note 11. Commitments and Contingencies
The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Fund Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.
The Fund is not currently subject to any material legal proceedings and, to the Fund’s knowledge, no material legal proceedings are threatened against the Fund. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings related to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcome of any legal proceedings cannot be predicted with certainty, the Fund does not expect that any such proceedings will have a material adverse effect upon its financial condition or results of operations.

FS Multi-Strategy Alternatives Fund

Notes to Consolidated Financial Statements
(in thousands, except share and per share amounts)

Note 11. Commitments and Contingencies — (continued)

See Note 4 for a discussion of the Fund’s commitments to FS Fund Advisor and their respective affiliates (including FS Investments).
Note 12. Regulatory Matters
On October 13, 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amended existing rules and forms, to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. In part, the new and amended rules and forms amend Regulation S-X and require standardized, enhanced disclosure about derivatives in a fund’s financial statements, as well as other amendments. The Fund has updated disclosure in these financial statements to reflect the amendments, which were effective August 1, 2017. The compliance date for the new form types and other amendments is on or after June 1, 2018. The adoption had no effect on the Funds’ net assets or results of operations.

Supplemental Information (Unaudited)
Changes in Accountants and Disagreements with Accountants on Accounting and Financial Disclosure
The Fund has not had any changes in its independent registered public accounting firm or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.
Board of Trustees
Information regarding the members of the Board is set forth below. The trustees have been divided into two groups — interested trustees and independent trustees. The address for each trustee is c/o FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112. As set forth in the Trust’s agreement and declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.
Name	Age	Trustee Since	Title	Principal Occupation(s) During the Past Five Years	Number of Registered Investment Companies in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Michael C. Forman(1)	56	November 2016	Chairman	Chairman and Chief Executive Officer of FS Investments	9	FS Credit Real Estate
Income Trust (since 2016); FS Investment Corporation IV (since 2015); FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS
Investment Corporation
						(since 2007)
David J. Adelman(2)	45	August 2017	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	8	FS Credit Real Estate
Income Trust (since 2018) FS Investment Corporation IV (since 2015); FS Investment
Corporation III (since 2013); Actua Corporation (since 2011); FS Investment
Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS
Investment Corporation
						(since 2007)
Independent Trustees
Philip E. Hughes, Jr.	68	March 2017	Trustee	Vice-chairman of Keystone Industries. (since 2000)	7	FS Investment Corporation (since 2015)
Scott J. Tarte	55	March 2017	Trustee	Chief executive officer of Sparks Marketing Group, Inc. (since 2000)	1	FS Investment Corporation II (since 2012)
James W. Brown	66	August 2017	Trustee	Chief of Staff to United States Senator Robert R. Casey, Jr (2007 – 2016)	1	FS Investment Corporation III (since 2016)

*
The “Fund Complex” consists of the Fund, FS Energy and Total Return Fund, FS Credit Income Fund and FS Global Credit Opportunities Fund (and its affiliated feeder funds).

(1)
Mr. Forman is deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Fund Advisor.

(2)
Mr. Adelman is deemed to be an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his role as a controlling person of FS Fund Advisor.

Executive Officers
Information regarding the executive officers of the Trust is set forth below. The address for each executive officer is c/o FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112.
Name	Age	Position HeId with Registrant	Length of Time Served	Principal Occupation(s) During the Past Five Years
Michael C. Forman	56	Chief Executive Officer & President	Since 2016	Chairman and Chief Executive Officer, FS Investments
William Goebel	43	Chief Financial Officer	Since 2017	Chief Financial Officer, FS Investment Corporation, FS Investment Corporation II, FS Global Credit opportunities Fund (and its afflilated Feeder Funds) and FS Credit Real Estate Income Trust, Inc.
Zachary Klehr	39	Executive Vice President	Since 2017	Executive Vice President, FS Investments
Stephen S. Sypherd	40	Vice President, Treasurer & Secretary	Since 2016	General Counsel, FS Investments
James F. Volk	56	Chief Compliance Officer	Since 2017	Senior Vice President of Fund Compliance, FS Investments; and Chief Compliance Officer, Chief Accounting Officer and Head of Traditional Fund Operations at SEI’s Investment Manager Services market unit (1996 – 2014)
Statement of Additional Information
The Fund’s statement of additional information, dated as of April 27, 2017, as amended and supplemented to date, contains additional information regarding the Fund’s trustees and executive officers and is available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s “SEC Filings” page on FS Investments’ website at www.fsinvestments.com.
Form N-Q Filings
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Proxy Voting Policies and Procedures
The Fund has delegated its proxy voting responsibility to FS Fund Advisor, the Fund’s investment adviser. FS Fund Advisor has delegated proxy voting responsibility to the Fund’s investment sub-advisers. Accordingly, each of the investment sub-advisers review any pending proxy vote decisions seeking to ensure that all votes cast for the Fund are in the best interest of the Fund and its shareholders. Shareholders may obtain a copy of FS Fund Advisor’s and the investment sub-adviser’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.
Proxy Voting Record
Information regarding how the investment sub-advisers voted proxies relating to the Fund’s portfolio securities during the twelve-month period ended June 30 will be available upon request and without charge by making a written request to the Fund’s Chief Compliance Officer at FS Multi-Strategy Alternatives Fund, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

Item 2.   Code of Ethics.
(a)
On April 28, 2017, the Trust’s board of trustees (the “Board”) adopted a Code of Business Conduct and Ethics that applies to all officers, trustees, directors and employees of the Fund and FS Fund Advisor, LLC (the “Advisor”), the investment adviser to the Fund, including the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions. The Fund adopted an amended Code of Business Conduct and Ethics (as amended, the “Code of Ethics”) on September 18, 2017.

(b)
Not applicable.

(c)
On August 22, 2017, the Board approved the Code of Ethics, which provided for certain non-substantive amendments to the Fund’s previous Code of Business Conduct and Ethics. A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

(d)
During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Trust did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The amendments reflected in the Code of Ethics and discussed above did not relate to or result in any waiver, explicit or implicit, of any provision of the Trust’s previous Code of Business Conduct and Ethics.

(e)
Not applicable.

(f)
A copy of the Code of Ethics is included herein as Exhibit (a)(1) and also is available on the Fund’s “Corporate Governance” page on FS Investments’ website at www.fsinvestments.com.

Item 3.   Audit Committee Financial Expert.
(a)(1)
The Board has determined that the Fund has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(a)(2)
The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and is “independent,” as such terms are defined for purposes of Item 3 of Form N-CSR.

(a)(3)
Not applicable.

Item 4.   Principal Accountant Fees and Services.
(a)
Audit Fees. The Trust was formed as a Delaware statutory trust on November 28, 2016, but did not complete its initial seed audit until after December 31, 2016. As such, no audit fees were incurred for the fiscal year ended December 31, 2016. The aggregate fees to be billed to the Fund for the fiscal year ended December 31, 2017 for professional services rendered by Ernst & Young LLP, the Fund’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Fund’s annual financial statements and services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $75,000.

(b)
Audit-Related Fees. There were no audit-related fees billed to the Fund for the fiscal year ended December 31, 2016. The aggregate fees billed to the Fund for the fiscal year ended December 31, 2017 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Fund’s financial statements and not reported in Item 4(a) above were $7,000. Audit-related fees for the year ended December 31, 2017 represent fees billed for services provided in connection with consents issued by Ernst & Young.

(c)
Tax Fees. There were no tax fees billed to the Fund for the fiscal year ended December 31, 2016 for professional services rendered by Ernst & Young. The aggregate fees to be billed to the Fund for the fiscal year ended December 31, 2017 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning were $12,652. Tax fees for the fiscal year ended December 31, 2017 represent fees billed for tax compliance services provided in connection with the review of the Fund’s tax returns.

(d)
All Other Fees. No fees were billed to the Fund for the fiscal year ended December 31, 2017 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e)
Audit Committee Pre-Approval Policies and Procedures.

(1)
The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Fund when retaining an auditor to perform audit, audit-related, tax and other services for the Fund. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it requires specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels require specific pre- approval by the Audit Committee.

(2)
All services described in paragraphs (b) and (c) of this Item 4 were pre-approved before the engagement by the Audit Committee pursuant to paragraph (c)(7)(i)(A) of Rule 2-01 of Regulation S-X. Consequently, none of such services were required to be approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)
Not applicable.

(g)
The aggregate non-audit fees billed by Ernst & Young for services rendered to the Fund, FS Fund Advisor and any entity controlling, controlled by or under common control with FS Fund Advisor that provides ongoing services to the Fund for the fiscal years ended December 31, 2017 were $19,652. There were no non-audit fees billed by Ernst & Young for the fiscal year ended December 31, 2016.

(h)
Not applicable.

Item 5.   Audit Committee of Listed Registrants.
(a)
Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)
Not applicable. The Fund is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.   Investments.
(a)
The Fund’s schedule of investments as of December 31, 2017 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b)
Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to the Trust.
Item 8.   Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to the Trust.
Item 9.   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to the Trust.
Item 10.   Submission of Matters to a Vote of Security Holders.
There were no material changes to the procedures by which the Fund’s shareholders may recommend nominees to the Trust’s board of trustees during the period covered by this annual report included in Item 1 of this Form N-CSR.

Item 11.   Controls and Procedures
(a)
The Trust’s principal executive officer and principal financial officer have evaluated the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) as of a date within 90 days of the filing date of this report on Form N-CSR and have concluded that the Trust’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Trust in this report on Form N-CSR was recorded, processed, summarized and reported timely.

(b)
There was no change in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report on Form N-CSR that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12.   Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
Not applicable to the Trust.
Item 13.   Exhibits.
(a)(1)
The Trust’s Code of Business Conduct and Ethics is included herein in response to Item 2(f).

(a)(2)
The certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)
Not applicable.

(b)
The certifications pursuant to Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
FS Series Trust
By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President (Principal Executive Officer)
	Date:	March 1, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President (Principal Executive Officer)
	Date:	March 1, 2018
By:	/s/ William Goebel
	Name:	William Goebel
	Title:	Chief Financial Officer (Principal Financial Officer)
	Date:	March 1, 2018